Exhibit 21.1

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Ability Health PT Management GP, LLC		LLC	TX
Ability Health Services and Rehabilitation, L.P.		LP	TX
Achieve Management GP, LLC		LLC	TX
Achieve Physical Therapy and Performance, Limited Partnership		LP	TX
Action Therapy Centers, Limited Partnership	Action Physical Therapy Houston Hand Therapy PT Professionals	LP	TX
Adams County Physical Therapy, Limited Partnership		LP	TX	PA
Adient Physical Therapy, LLC		LLC	TX	OR
Advance Rehabilitation & Consulting, Limited Partnership		LP	TX	AL, FL & GA
Advance Rehabilitation Management GP, LLC		LLC	TX	FL
Agape Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX	MD
Agape Physical Therapy Management GP, LLC		LLC	TX	MD
Ankeny Physical & Sports Therapy, Limited Partnership		LP	TX	IA
ARC Physical Therapy Plus, Limited Partnership		LP	TX	KS, IA, MO
ARC PT Management GP, LLC		LLC	TX
ARCH Physical Therapy and Sports Medicine, Limited Partnership		LP	TX	MI
Arrow Physical Therapy, Limited Partnership	Broken Arrow Physical Therapy	LP	TX	OK
Arrowhead Physical Therapy, Limited Partnership	Elite Sports Medicine & Physical Therapy	LP	TX	MS
Ashland Physical Therapy, Limited Partnership		LP	TX	OR
Audubon Physical Therapy, Limited Partnership		LP	TX	LA
Barren Ridge Physical Therapy, Limited Partnership		LP	TX	VA
Bay View Physical Therapy, Ltd.	Bay View Physical Therapy of Newport Pine State Physical Therapy	LP	TX	ME
Bayside Management GP, LLC		LLC	TX	MD
Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX	MD
Beaufort Physical Therapy, Limited Partnership		LP	TX	NC
Bosque River Physical Therapy and Rehabilitation, Limited Partnership		LP	TX
Bow Physical Therapy & Spine Center, Limited Partnership		LP	TX	NH
Brazos Valley Physical Therapy, Limited Partnership		LP	TX
Brick Hand & Rehabilitative Services, Limited Partnership		LP	TX	NJ
Briotix, Limited Partnership		LP	DE
Briotix Management GP, LLC		LLC	TX
Cape Cod Hand Therapy, Limited Partnership	Cape Cod Hand & Upper Extremity Therapy	LP	TX	MA
Center for Physical Rehabilitation and Therapy, Limited Partnership		LP	DE	MI
Cleveland Physical Therapy, Ltd.		LP	TX
Comprehensive Hand & Physical Therapy, Limited Partnership		LP	TX	FL
Coppell Spine & Sports Rehab, Limited Partnership
North Davis/Keller Physical Therapy
Physical Therapy of Colleyville
Physical Therapy of North Texas
Physical Therapy of Corinth
Trinity Sports & Physical Therapy
Physical Therapy of Flower Mound
Southlake Physical Therapy
Physical Therapy of Trophy Club
Heritage Trace Physical Therapy
Therapy Partners of Frisco/Little Elm
		LP	TX
CPR Management GP, LLC		LLC	TX
Crawford Physical Therapy, Limited Partnership	Full Potential Physical Therapy	LP	TX	VA

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Cross Creek Physical Therapy, Limited Partnership		LP	TX	MS
Crossroads Physical Therapy, Limited Partnership	Green Oaks Physical Therapy - Fort Worth Green Oaks Physical Therapy	LP	TX
Crossroads Rehabilitation, Limited Partnership	Crossroads Physical Therapy	LP	TX	MI
Custom Physical Therapy, Limited Partnership		LP	TX	NV
Cutting Edge Physical Therapy, Limited Partnership		LP	TX	IN
Dearborn Physical Therapy, Ltd.	Advanced Physical Therapy	LP	TX	MI
Decatur Hand and Physical Therapy Specialists, Limited Partnership		LP	TX	GA
Dekalb Comprehensive Physical Therapy, Limited Partnership		LP	TX	GA
Denali Physical Therapy, Limited Partnership		LP	TX	AK
DHT Hand Therapy, Limited Partnership	Arizona Desert Hand Therapy Services	LP	TX	AZ
DHT Management GP, LLC		LLC	TX	AZ
Dynamic Hand Therapy & Rehabilitation, Limited Partnership		LP	TX	IL
Eastgate Physical Therapy, Limited Partnership	Summit Physical Therapy	LP	TX	OH
Edge Physical Therapy, Limited Partnership	River's Edge Physical Therapy	LP	TX	MT
Enid Therapy Center, Limited Partnership	Enid Physical Therapy	LP	TX	OK
Everett Management, LLC		LLC	WA
Evergreen Physical Therapy, Limited Partnership		LP	TX	MI
Excel Physical Therapy, Limited Partnership		LP	TX	AK
Excel PT Texas GP, LLC		LLC	TX
Fit2WRK, Inc.		Corp	TX
Five Rivers Therapy Services, Limited Partnership	Peak Physical Therapy	LP	TX	AR
Flannery Physical Therapy, Limited Partnership	Physical Therapy Plus	LP	TX	NJ
Forest City Physical Therapy, Limited Partnership		LP	TX	IL
Fredericksburg Physical Therapy, Limited Partnership		LP	TX
Frisco Physical Therapy, Limited Partnership		LP	TX
Gahanna Physical Therapy, Limited Partnership	Cornerstone Physical Therapy	LP	TX	OH
GC Oklahoma GP, LLC		LLC	TX
Genesee Valley Physical Therapy, Limited Partnership		LP	TX	MI
Green Country Physical Therapy, Limited Partnership		LP	TX	OK
Green Oaks Physical Therapy, Limited Partnership		LP	TX
Hamilton Physical Therapy Services, LP		LP	TX	NJ
Hands-On Sports Medicine, Limited Partnership	Metro Spine and Sports Rehabilitation	LP	TX	IL
Harbor Physical Therapy, Limited Partnership		LP	TX	MD
Heritage Physical Therapy, Limited Partnership		LP	TX	CA
HH Rehab Associates, Inc.	Genesee Valley Physical Therapy Theramax Physical Therapy	Corp	MI	DE
High Performance Physical Therapy, LLC	Atlanta Falcons Physical Therapy Centers	LLC	TX	GA
High Plains Physical Therapy, Limited Partnership		LP	TX	WY
Highlands Physical Therapy & Sports Medicine, Limited Partnership		LP	TX	NJ
Hoeppner Physical Therapy, Limited Partnership		LP	TX	VT
HPTS Management GP, LLC		LLC	TX	NJ
Indy ProCare Physical Therapy, Limited Partnership		LP	TX	IN

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Integrated Management GP, LLC		LLC	TX	WA
Integrated Rehab Group, Limited Partnership		LP	TX	WA
Intermountain Physical Therapy, Limited Partnership		LP	TX	ID
Jackson Clinics PT Management GP , LLC		LLC	TX
Jackson Clinics, Limited Partnership		LP	TX	VA
Joan Ostermeier Physical Therapy, Limited Partnership	Sport & Spine Clinic of Wittenberg	LP	TX	WI
Julie Emond Physical Therapy, Limited Partnership	Maple Valley Physical Therapy	LP	TX	VT
Kelly Lynch Physical Therapy, Limited Partnership	Sport & Spine Clinic of Watertown	LP	TX	WI
Kennebec Physical Therapy, LLC		LLC	TX	ME
Kingwood Physical Therapy, Ltd.	Spring-Klein Physical Therapy West Woodlands Physical Therapy Lake Conroe Sports Medicine and Rehabilitation	LP	TX
Lake Houston Physical Therapy, Limited Partnership	Northern Oaks Orthopedic & Sports PT	LP	TX
Leader Physical Therapy, Limited Partnership	Memphis Physical Therapy	LP	TX	TN
Life Fitness Physical Therapy, LLC	In Balance Physical Therapy Herbst Physical Therapy	LLC	MD	PA
Life Strides Physical Therapy and Rehabilitation, Limited Partnership		LP	TX	SC
LiveWell Physical Therapy, Limited Partnership		LP	TX
Madison Physical Therapy, Limited Partnership		LP	TX	NJ
Madison Spine, Limited Partnership		LP	TX	NJ
Mansfield Physical Therapy, Limited Partnership		LP	TX	VT
Max Motion Physical Therapy, Limited Partnership		LP	TX	AZ
Merrill Physical Therapy, Limited Partnership		LP	TX	WI
Mishock Physical Therapy, Limited Partnership	Xcelerate Physical Therapy	LP	TX	PA
Mishock PT Management GP, LLC		LLC	TX
Mission Rehabilitation and Sports Medicine, Limited Partnership		LP	TX
Mobile Spine and Rehabilitation, Limited Partnership		LP	TX	AL
Momentum Physical & Sports Rehabilitation, Limited Partnership	Momentum Physical Therapy & Sports Rehab	LP	TX	FL, CO, AZ
Mountain View Physical Therapy, Limited Partnership	Mountain View Physical and Hand Therapy	LP	TX	OR
MSPT Management GP, LLC		LLC	TX	NJ
National Rehab Delaware, Inc.		Corp	DE	CT, MN, MO, NC, & SC
National Rehab GP, Inc.		Corp	TX	FL, NM, & SC
National Rehab Management GP, Inc.		Corp	TX	IL
New Heights Physical Therapy, Limited Partnership		LP	TX
New Horizons Physical Therapy, Limited Partnership		LP	TX	IN
Norman Physical Therapy, Limited Partnership		LP	TX	OK
North Jersey Game On Physical Therapy, Limited Partnership	Madison Spine & Physical Therapy	LP	TX	NJ
North Lake Physical Therapy and Rehab, Limited Partnership		LP	TX	OR
North Lake PT Management GP, LLC		LLC	TX
North Shore Sports and Physical Therapy Limited Partnership		LP	TX	VA
Northern Lights Physical Therapy, Limited Partnership		LP	TX	ND
Northwoods Physical Therapy, Limited Partnership		LP	TX	MI

Name	DBA	Entity Type	State of Formation	Foreign Qualification
OPR Management Services, Inc.		Inc.	TX	LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ
Ohio Life Balance Physical Therapy, Limited Partnership	Life Balance Physical Therapy	LP	TX	OH
Old Towne Physical Therapy, Limited Partnership		LP	TX	DE
Oregon Spine & Physical Therapy, Limited Partnership		LP	TX	OR
OrthoSport Physical Therapy (of Maryland), LLC	Life Fitness Physical Therapy	LLC	MD
Osteoarthritis Centers of America, Limited Partnership	Osteoarthritis Centers of America	LP	TX	FL
Pelican State Physical Therapy, Limited Partnership	Audubon Physical Therapy	LP	TX	LA
Penns Wood Physical Therapy, Limited Partnership		LP	TX	PA
PerformancePro Sports Medicine and Rehabilitation, Limited Partnership		LP	TX
Phoenix Hand Center, Limited Partnership		LP	TX
Phoenix Physical Therapy, Limited Partnership		LP	TX	OH
Physical Restoration and Sports Medicine, Limited Partnership		LP	TX	VA
Physical Therapy and Spine Institute, Limited Partnership		LP	TX	IL
Physical Therapy Solutions, Limited Partnership		LP	DE	VA
Pinnacle Therapy Services, LLC		LLC	DE	MO
Pioneer Physical Therapy, Limited Partnership		LP	TX	NE
Plymouth Physical Therapy Specialists, Limited Partnership		LP	TX	MI
Port City Physical Therapy, Limited Partnership		LP	TX	ME
Precision Physical Therapy, Limited Partnership		LP	TX	PA
Premier Physical Therapy and Sports Performance, Limited Partnership		LP	DE
Premier Management GP, LLC		LLC	DE
ProActive Physical Therapy, Limited Partnership		LP	TX	SD
ProCare Physical Therapy and Fitness, Limited Partnership		LP	TX
ProCare Physical Therapy Management GP, LLC		LLC	TX
ProCare PT, Limited Partnership		LP	TX	PA
Professional Rehab Services, Inc.		Corp	MI
Progressive Physical Therapy Clinic, Ltd.	Progressive Hand and Physical Therapy	LP	TX
PTS GP Management, LLC		LLC	TX
Quad City Physical Therapy & Spine, Limited Partnership		LP	TX	IA
RACVA GP, LLC		LLC	TX
R. Clair Physical Therapy, Limited Partnership	Clair Physical Therapy	LP	TX
Radtke Physical Therapy, Limited Partnership		LP	TX	MN
Reaction Physical Therapy, LLC		LLC	DE	OK
Rebound Physical Therapy, Limited Partnership		LP	TX	OR
Rebound PT Management GP, LLC		LLC	TX
Red River Valley Physical Therapy, Limited Partnership		LP	TX
Redbud Occupational & Physical Therapy, Limited Partnership		LP	TX	OK
Redmond Ridge Management, LLC		LLC	WA
Regional Physical Therapy Center, Limited Partnership		LP	TX
Rehab Partners #1, Inc.		Corp	TX	FL, MA, & WI
Rehab Partners #2, Inc.		Corp	TX	FL & SC

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Rehab Partners #3, Inc.		Corp	TX	GA, MO, MT, NJ, ND, & SD
Rehab Partners #4, Inc.		Corp	TX	AZ, GA, IL, IN, OH, & UT
Rehab Partners #5, Inc.		Corp	TX
Rehab Partners #6, Inc.		Corp	TX	MD & OR
Rehab Partners #7, Inc.		Corp	TX
Rehab Partners #10, LLC		LLC	TX	FL
Rehab Partners Acquisition #1, Inc.		Corp	TX	WI
Rehabilitation Associates of Central Virginia, Limited Partnership		LP	TX
Restore Physical Therapy, Limited Partnership		LP	TX	FL
Rice Rehabilitation Associates, Limited Partnership		LP	TX	GA
Riverview Physical Therapy, Limited Partnership		LP	TX	ME
Riverwest Physical Therapy, Limited Partnership		LP	TX	LA
RMG Management GP, LLC
Roepke Physical Therapy, Limited Partnership	Elite Hand & Upper Extremity Clinic	LP	TX	WI
RYKE Management GP, LLC		LLC	TX
Saginaw Valley Sport and Spine, Limited Partnership	Sport & Spine Physical Therapy and Rehab; Evergreen PT	LP	TX	MI
Saline Physical Therapy of Michigan, Ltd.	Physical Therapy in Motion	LP	TX	MI
Seacoast Physical Therapy, Limited Partnership		LP	TX	ME
Shrewsbury Physical Therapy, Limited Partnership		LP	TX	PA
Signature Physical Therapy, Limited Partnership		LP	TX	OK
Snohomish Management, LLC		LLC	WA
Sooner Physical Therapy, Limited Partnership		LP	TX	OK
South Tulsa Physical Therapy, Limited Partnership	Physical Therapy of Jenks	LP	TX	OK
Southshore Physical Therapy, Inc.		Corp	CT
Spectrum Physical Therapy, Limited Partnership	Southshore Physical Therapy	TX	CT
Spine & Sport Physical Therapy, Limited Partnership		LP	TX	GA
Sport & Spine Clinic of Auburndale, Limited Partnership		LP	TX	WI
Sport & Spine Clinic of Fort Atkinson, Limited Partnership	Sport & Spine Clinic of Sauk City Sport & Spine Clinic of Madison Sport & Spine Clinic of Jefferson Sport & Spine Edgerton Sport & Spine Clinic of Edgar Sport & Spine - Rib Mountain	LP	TX	WI
Sport & Spine Clinic, Limited Partnership		LP	DE	WI
Spracklen Physical Therapy, Limited Partnership		LP	TX	NE
STAR PT Management GP, LLC		LLC	TX
STAR PT, Limited Partnership		LP	TX	WA
STAR Physical Therapy, LP		LP	TX	TN, IN
Star Therapy Centers, Limited Partnership
Star Therapy Services of Copperfield
Star Therapy Services of Cy-Fair
Star Therapy Services of Fulshear
Star Therapy Services of Katy
Star Therapy Services of Magnolia
Star Therapy Services of Spring Cypress
Star Therapy Services of Cinco Ranch
		LP	TX

Name	DBA	Entity Type	State of Formation	Foreign Qualification
Texstar Physical Therapy, Limited Partnership		LP
The Hale Hand Center, Limited Partnership		LP	TX	FL
The U.S. Physical Therapy Foundation		NP	TX	Qualified to fund raise in TN in addition to foreign qualification in TN
Therapyworks Physical Therapy, LLC	Therapyworks	LLC	DE	IN
Thibodeau Physical Therapy, Limited Partnership		LP	TX	MI
Thomas Hand & Rehab Specialists, Limited Partnership	CoreFit Rehabilitation	LP	TX	NC
Thunder Physical Therapy, Limited Partnership		LP	TX	WA
Tulsa Hand Therapy, LLC	Tulsa Hand and Physical Therapy	LLC	TX	OK
U.S. Physical Therapy, Inc.		Corp	NV
U.S. Physical Therapy, Ltd.		LP	TX	MO, NJ, NC
U.S. PT - Delaware, Inc.		Corp	DE	FL, IL, MN NM, SC
U.S. PT - Michigan, Inc.		Corp	DE
U.S. PT - Payroll, Inc. (formerly Rehab Partners #7, Inc.)		Corp	TX	NJ & VA
U.S. PT Alliance Rehabilitation Services, Inc.	Alliance Rehabilitation Services	Corp	TX	PA
U.S. PT Contract Management, Inc.		Corp	TX
U.S. PT Managed Care, Inc.	Virginia Sports Medicine & Physical Therapy	Corp	TX	VA
U.S. PT Management, Ltd.		LP	TX	WA
U.S. PT Michigan #1, Limited Partnership	Genesee Valley Physical Therapy	LP	TX	MI
U.S. PT Michigan #2, Limited Partnership	Physical Therapy Solutions	LP	TX	MI
U.S. PT Solutions, Inc.	Physical Therapy Solutions	Corp	TX	VA
U.S. PT Texas, Inc.	Kinetix Physical Therapy	Corp	TX	MS
U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)
Capstone Physical Therapy
Carolina Hand and Wellness Center
Hand Therapy of North Texas - Frisco
Hand Therapy of North Texas - Coppell
Innovative Physical Therapy
Lake City Hand Therapy
Life Sport Physical Therapy
Life Sport Physical Therapy - Glen Ellyn
Metro Hand Rehabilitation
Missouri City Physical Therapy
Mountain View Physical Therapy of Medford
Mountain View Physical Therapy of Talent
Northern Illinois Therapy Services
Propel Physical Therapy
ReAction Physical Therapy
Therapeutic Concepts
Tulsa Hand Therapy
Waco Sports Medicine and Rehabilitation
		Corp	DE	CA, FL, IL, IN, KS, ME, MS, MO, NC, OH, OK, OR, PA, TX VA, & WI
U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.	The Hand & Orthopedic Rehab Clinic	Corp	TX	IN
U.S. Therapy, Inc.	First Choice Physical Therapy	Corp	TX	IN
University Physical Therapy, Limited Partnership		LP	TX	VA
USPT Physical Therapy, Limited Partnership	Body Basics Physical Therapy	LP	TX	IA
Victory Physical Therapy, Limited Partnership		LP	TX
West Texas Physical Therapy, Limited Partnership		LP	TX